Company Overview Investor Presentation August 2019 Exhibit 99.1

The information in this presentation does not contain all of the information that a potential investor should review before investing in Aerie shares.
The descriptions of Aerie Pharmaceuticals, Inc. (the “Company” or “Aerie”) in this presentation are qualified in their entirety by reference to reports filed with the SEC. Certain information in this presentation has been obtained from outside sources or is anecdotal in nature. While such information is believed to be reliable for the purposes used herein, no representations are made as to the accuracy or completeness thereof and we take no responsibility for such information.
Any
discussion
of
the
potential
use
or
expected
success
of
Rhopressa
®
(netarsudil
ophthalmic
solution)
0.02%
or
Rocklatan
®
(netarsudil
and
latanoprost
ophthalmic
solution)
0.02%/0.005%,
with
respect
to
foreign
approval
or
additional
indications,
and
our
current
or
any
future
product
candidates,
including
AR-1105
and
AR-13503,
is
subject
to
regulatory
approval.
In
addition,
any
discussion
of
U.S.
Food
and
Drug
Administration
(“FDA”)
approval
of
Rhopressa
®
or
Rocklatan
®
does
not
guarantee
successful
commercialization
of
Rhopressa
®
or
Rocklatan
®
.
For
more
information
on
Rhopressa
®
,
including
prescribing
information,
refer
to
the
full
Rhopressa
®
product
label
at
www.rhopressa.com.
For
more
information
on
Rocklatan
®
,
including
prescribing
information,
refer
to
the
full
Rocklatan
®
product
label
at
www.rocklatan.com.
The information in this presentation is current only as of its date and may have changed or may change in the future. We undertake no obligation to update this information in light of new information, future events or otherwise. We are not making any representation or warranty that the information in this presentation is accurate or complete.
Certain statements in this presentation, including any guidance or timelines presented herein, are “forward-looking statements” within the meaning of
the
federal
securities
laws.
Words
such
as
“may,”
“will,”
“should,”
“would,”
“could,”
“believe,”
“expects,”
“anticipates,”
“plans,”
“intends,”
“estimates,” “targets,” “projects,” “potential” or similar expressions are intended to identify these forward-looking statements. These statements are based on the Company’s current plans and expectations. Known and unknown risks, uncertainties and other factors could cause actual results to differ
materially
from
those
contemplated
by
the
statements.
In
evaluating
these
statements,
you
should
specifically
consider
various
factors
that
may cause our actual results to differ materially from any forward-looking statements. In particular, these statements include any discussion of potential commercial sales, placement or utilization of Rocklatan or Rhopressa in the United States or any other market. Likewise,  FDA approval of
Rhopressa
®
and
Rocklatan
®
does
not
constitute
approval
of
any
future
product
candidates.
Any
top
line
data
presented
herein
is
preliminary
and
based
solely
on
information
available
to
us
as
of
the
date
of
this
presentation
and
additional
information
about
the
results
may
be
disclosed
at
any
time.
FDA
approval
of
Rhopressa
®
and
Rocklatan
®
also
does
not
constitute
regulatory
approval
of
Rhopressa
®
or
Rocklatan
®
in
jurisdictions
outside
the
United
States
and
there
can
be
no
assurance
that
we
will
receive
regulatory
approval
for
Rhopressa
®
or
Rocklatan
®
in
jurisdictions
outside
the
United States. In addition, the development work being undertaken for our pipeline and the preclinical research discussed in this presentation including, without limitation, the development efforts stemming from Aerie’s collaboration with DSM for the treatment of age-related macular degeneration or other ophthalmic uses, is preliminary and the outcome of such preclinical studies may not be predictive of the outcome of later trials. Any future clinical trial results may not demonstrate safety and efficacy sufficient to obtain regulatory approval related to the preclinical research
findings
discussed
in
this
presentation.
These
risks
and
uncertainties
are
described
more
fully
in
the
quarterly
and
annual
reports
that
we
file with the SEC, particularly in the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of
Operations.” Such forward-looking statements only speak as of the date they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether because of new information, future events or otherwise, except as otherwise required by law.
For Investor Use
Important Information

For Investor Use
Aerie Overview
Rhopressa
®
and
Rocklatan
®
have
not
been
approved
by
any
regulatory
authority
other
than
the
FDA.
Additional
potential
Rhopressa
®
indications
are
being
considered for further study and are not labeled indications. AR-13503 and AR-1105 are pre-clinical molecules and have not been approved by FDA.
Aerie IOP–Reducing Products (IP 2030+)
Pipeline Activities
•
Rhopressa
®
–
normal
tension
glaucoma,
pseudo
ex
glaucoma,
corneal
healing...
•
Retina
Program
–
AR-13503
(IND
accepted
by
FDA
Q2
2019)
and
AR-1105
(Phase 2 clinical study commenced Q1 2019) implants
•
Sustained-Release Implant Manufacturing Platform
•
Beyond
Ophthalmology
–
potential
for
Aerie-owned
molecules
•
Rhopressa
®
(netarsudil ophthalmic solution) 0.02%
•
Successful U.S. Launch in 2018
•
Rocklatan
®
(netarsudil
and
latanoprost
ophthalmic
solution)
0.02%/0.005%
•
Launched May 1, 2019
•
Second drug product contract manufacturer approved  for
Rhopressa
®
;
Aerie Ireland plant expected to be online early 2020
•
Globalization
Plan
Under
Way
–
Europe
and
Japan

For Investor Use
Glaucoma Market Perspective
-
~$3B Market, 35M TRx, 52M bottles
-
Half of volume first-line (PGAs)
-
Half of volume 2-3X/Day Adjuncts
2018 U.S. Glaucoma Market
Graph Source: IQVIA 2018
CAI: Carbonic Anhydrase Inhibitor
AA: Alpha Agonist
BB: Beta Blocker
Source: IMS/NPA Data R12M May’18-Apr’19 and Aerie company estimates.
Estimated
Glaucoma
Market
TRx
Mix
Lumigan
6%
Travatan
5%
Latanoprost
41%
Other
BB
14%
Fixed
Combo
13%
AA
10%
CAI
7%
Medicare Part D
Commercial
Other Government
Medicaid & Cash
Other Government 8%
Medicaid & Cash 7%
Medicare Part D
51%
Commercial
34%

2.5 mL

rocklatan
For topical application in the eye
Sterile
2.5 mL

For Investor Use
Rhopressa
®
and Rocklatan
®
Positioning
HCP’s positioning as
concomitant therapy
HCP’s positioning as therapy
for patients requiring maximal
IOP lowering with one drop per
day
Rhopressa
®
Positioning
Rocklatan
®
Positioning
•
Efficacy vs. other adjunctive therapies
•
QD PM dose
•
Lack of serious and systemic AE’s
•
Efficacy vs. all other glaucoma therapies
•
QD PM dose
•
Lack of serious and systemic AE’s
Refer to the full product labels at www.rhopressa.com and www.rocklatan.com

For Investor Use
Rocklatan
®
Phase 3 Month 12 Responder Analysis:
Goal is to Achieve Lowest IOP Possible
At Month 12:  % of Patients
with IOP Reduced to 18 mmHg or Lower
16%
26%
37%
49%49%
57%
12%
22%
35%
66%
27%
43%
60%
72%
82%
0%
20%
40%
60%
80%
100%
   14 mmHg
   15 mmHg
   16 mmHg
   17 mmHg
   18 mmHg
IOP on Treatment
Rhopressa  (n=148)
Latanoprost (n=203)
Rocklatan
***
**
®
®
*p<0.05, **p<0.01, ***p<0.0001
++
Data on File
Based on Mercury 1 Interim Analysis 2
Rocklatan
®
has not been approved by any regulatory authority other than the FDA.
*
**
***

For Investor Use
U.S. Glaucoma Franchise Launch Update
Actual Sales-Out to Pharmacies data and
IQVIA data as of 8/2/19
Actual bottles dispensed exceed Rx’s due to extended supply plans (e.g., 90 days’ supply)
Rhopressa
®
and Rocklatan
®
have not been approved by any regulatory authority other than the FDA.
7,362
8,630
9,598
11,294
11,858
14,199
4/13/2018
12/31/2018
8/2/2019
0
3,000
6,000
9,000
12,000
15,000
Franchise Actual Sales-Out to Pharmacies
Rhopressa® Actual Sales-Out to Pharmacies
Franchise IQVIA Bottles
Rhopressa® IQVIA Bottles
Franchise IQVIA Rx
Rhopressa® IQVIA Rx

For Investor Use
Gaining Market Access
Access percentages reflect signed contracts, not necessarily implemented underlying formulary coverage.
•
Rhopressa
®
Access as of August 2019:
–
Commercial ~ 90%
–
Medicare Part D ~ 75%
•
Rocklatan
®
Expected Access by end of September 2019:
–
Medicare Part D ~ 30%  (Rhopressa
®
~10% in September 2018)

9 For Investor Use 2019 Financial Guidance • Net revenue guidance: $70 to $80 million • Net cash burn guidance: $160 to $170 million

For Investor Use
Launch Considerations
•
Aerie is in the unique position of gaining coverage for Rocklatan
®
while
continuing to grow Rhopressa
®
–
Underlying formulary coverage is sometimes delayed
•
Physicians are navigating through the treatment paradigm to optimize patient care while considering patient costs
•
Rocklatan
®
samples are being used with excellent results, but without
coverage physicians may add Rhopressa
®
on top of a PGA as an affordable
interim solution
–
Busy practices may not have patients return for 60 days
•
Dosing, simplicity and efficacy of Rocklatan
®
is widely recognized and there
appears to be a high willingness for physicians to use it as a first-line agent
Patient access and affordability are key to continued market share gains aerie
Pharmaceuticals, Inc.

rhopressa
NOW APPROVED
aerie
Introducing the Netarsudil
Family of Products

For Investor Use
Active Engagement at Key Conferences
•
March 2019: American Glaucoma Society (AGS)
•
April/May 2019: Association of Research in
Vision and Ophthalmology (ARVO)
•
May 2019: American Society of Cataract and
Refractive Surgeons (ASCRS)
•
July 2019: American Society for Retina
Specialists (ASRS)
•
September 2019: European Society of Cataract
and Refractive Surgeons (ESCRS)
•
September 2019: Japan Glaucoma Society
(JGS)
•
October 2019: American Academy of
Ophthalmology (AAO)

For Investor Use
Expanding Aerie Franchise: Europe
•
MAA
accepted
for
Rhokiinsa
®
(Rhopressa
®
)
in
October
2018,
regulatory
decision
expected
by end of 2019
•
Mercury
3:
6-month
safety
and
90-day
efficacy
registration
trial
comparing
Rocklatan
®
(known
as
Roclanda
®
in
Europe)
for
non-inferiority
to
a
fixed-dose
combo
in
Europe
(Ganfort
®
)
•
If
Rhokiinsa
®
is
approved,
plan
to
submit
Roclanda
®
MAA
thereafter
(Q1
2020)
•
Ireland Plant will begin supporting worldwide commercial supply in early 2020
•
Mercury 3 top-line readout expected in 1H 2020
•
Aerie expects to commercialize on its own (if approved)
Sources:
IMS
Analytics
Link
at
ex-manufacturer
price
level-
March
2019.
*TRx
calculated
from
IQVIA
unit
data
(1
month
=
1
TRx)

For Investor Use
Expanding Aerie Franchise: Japan
•
Advancing clinical development on our own, established branch office in Tokyo
•
Phase 1 completed; successful Pilot Phase 2 completed in the U.S. on Japanese and
Japanese-Americans; Phase 2 commenced in Japan, enrollment completed July 2019
•
Phase 2 Study top-line readout expected in Q4 2019
•
Phase 3 trials expected to be conducted in Japan
•
Aerie evaluating commercialization alternatives including partnering
Sources:
IQVIA
Analytics
Link
at
ex-manufacturer
price
level
–
March
2019.
*TRx
calculated
from
IQVIA
unit
data
(1
month
=
1
TRx)

aerie Pharmaceuticals, Inc.

										✓			
										✓

Advancing the Pipeline
Drug/Target
Indication
Development Stage
Discovery
Preclinical
Phase 1/2a
AR-1105 Implant
(Dexamethasone)
RVO
AR-13503 Implant
(ROCK, PKC)
wAMD
DME/DR
Glaucoma Neuro-
enhancement
AR-xxxxx
Implant
(ROCK/JAK/IKK)
Dry AMD/GA
AR-xxxxx
(JAK, IKKb)
Dry Eye/MGD
AR-xxxxx
(ROCK, JAK, IKKb)
Psoriasis
IND
IND
Evaluating Aerie’s 4,000+ Owned Molecules
For Investor Use

For Investor Use
Retinal Eye Diseases –
Aerie’s Next Chapter
Bringing Small Molecule Therapy to Back of the Eye
•
Most retinal drugs in use and in pipeline are protein therapeutics
•
Longer half-life allows monthly to bimonthly IVT injections
•
Protein therapeutics address limited number of extracellular targets
•
Small molecules address a wider array of therapeutic targets, but are rapidly cleared from back of the eye
The Solution:
Pair small molecules with a safe and effective sustained delivery technology
to
enable
IVT
injections
every
4
-
6
months

For Investor Use
2018 U.S. Retinal Disease Market
Eylea,
$4.1
Avastin,
$0.04
Lucentis,
$1.7
steroids,
$0.2
others,
$0.02
2018 Sales: $6.0B
2018 Unit Sales: 7.3MM
Eylea, 2.1
Avastin,
3.9
Lucentis,
1.0
steroids,
0.2
others,
0.1
Sources:
Mixture
of
public
information,
IQVIA,
Market-Scope
and
estimates
–
March
2019

For Investor Use
Aerie’s Innovation in Retinal Disease
Small Molecule Drug
Candidates
Proprietary Drug Delivery
Technology
•
Bio-erodible,
sustained-release
implant for
intravitreal injection
•
DSM PEA Polymer
•
PLGA
•
PRINT® Mfg
AMD       DME      RVO      Dry AMD/GA      Glaucoma       Others
•
Aerie Kinase Library
•
Non-Aerie drug candidates

For Investor Use
Retinal Eye Disease: Unmet Needs in AMD and DME
•
Need new treatments to address disease mechanisms beyond VEGF
•
Complex pathology cannot be addressed by a single drug class
•
Anti-VEGFs are used to treat the eye with wet AMD, while the second eye typically has dry AMD and a high risk of converting to wet AMD over time. There are no current treatment approaches to prevent this conversion.
•
Many patients do not achieve and/or maintain sufficient efficacy
•
AMD: Anti-VEGF efficacy often lost after 5–7 years of treatment
•
DME: Anti-VEGF is ineffective for ~1/3 of DME patients
Need treatments that are effective with less frequent intravitreal injections

For Investor Use
Aerie’s Lead Retina Product Candidates
AR-1105 (Dexamethasone) Implant
•
Indications: retinal vein occlusion (RVO) and DME
•
Target product profile vs. Ozurdex
®
•
Longer duration of efficacy (6 mo
vs 3 mo)
•
Improved administration due to smaller needle
•
Potential for fewer adverse effects due to lower peak drug levels
AR-13503 (ROCK/PKC) Implant
•
Initial indications: neovascular AMD and DME
•
Novel MOA: anti-angiogenesis PLUS anti-fibrosis, anti-inflammation
•
Effective as monotherapy or adjunctive therapy to anti-VEGF
•
Targeting injection once every 6 months
For
more
information
on
Ozurdex®
please
see
the
product
webpage
https://www.ozurdex.com
AR-1105 and AR-13503 are development stage product candidates and are not approved by any regulatory agency

For Investor Use
AR-13503
Synergistic
to
Eylea
®
in
Mouse
Model
of
Proliferative Diabetic Retinopathy
Oxygen-induced retinopathy (OIR) mouse model -
PDR
0%
5%
10%
15%
20%
25%
30%
35%
Vehicle
n=12
Eylea (sub-
optimal dose)
n=12
AR-13503 (sub-
optimal dose)
n=14
Combination
n=8
-40%
*
Administration: Intraperitoneal QD
* :    p<0.01
*** : p<0.0001
-60%
Neovascular Area (+SEM)
Data on File
Sub-optimal dose levels selected in the study to provide less than maximal efficacy
For
more
information
on
Eylea®
please
see
the
product
webpage
https://www.eylea.us/
AR-13503 is a development stage product candidate and is not approved by any regulatory agency
***

For Investor Use
Summary
•
Key Priorities
•
Rhopressa
®
:  Continued successful launch execution
•
Rocklatan
®
:  Successful launch execution
•
Globalization Strategy
•
Europe/Japan clinical path and commercialization strategy
•
Ireland Manufacturing Facility
•
Research Initiatives
•
Rhopressa
®
normal tension glaucoma, pseudoexfoliative
glaucoma, corneal healing
•
Retina Program:
-
AR-1105 Phase 2 clinical study commenced in Q1 2019; AR-13503 IND accepted Q2 2019, to enter clinic in Q3 2019
•
Broad sustained release ophthalmic implant and manufacturing platform
•
Evaluating Aerie’s ROCK inhibitors beyond ophthalmology
•
Well-Financed
•
$109M cash/investments at 6/30/19; $200M undrawn credit facility